EXHIBIT 99.1
PowerVerde, Inc.
(A Development Stage Company)
Financial Statements
September 30, 2007

PowerVerde, Inc.
(A Development Stage Company)
Financial Statements
September 30, 2007

Berenfeld, Spritzer, Shechter & Sheer CERTIFIED PUBLIC ACCOUNTANTS & CONSULTANTS	www.bsss-cpa.com
Independent Auditors’ Report
To the Board of Directors and
Stockholders of PowerVerde, Inc.
We have audited the accompanying balance sheet of PowerVerde, Inc. (a Development Stage Company), as of September 30, 2007, and the related statements of operations, changes in stockholders’ equity, and cash flows for the period from March 9, 2007 (date of inception) to September 30, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain a reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2007, and the results of its operations and its cash flows for the period from March 9, 2007 (date of inception) to September 30, 2007 in conformity with accounting principles generally accepted in the United States of America.
(BERENFELD, SPRITZER, SHECHTER & SHEER, LLP)
Berenfeld, Spritzer, Shechter & Sheer, LLP
December 17, 2007
Coral Gables, Florida
401 East Las Olas Boulevard • Suite 1090 • Fort Lauderdale, Florida 33301 • Phone: 954.728.3740 • Fax: 954.728.3798
Offices in Coral Gables • Sunrise

PowerVerde, Inc.
(A Development Stage Company)
Balance Sheet
September 30, 2007

2007
Assets
Current Assets
Cash and cash equivalents	$260,178

Total Current Assets	260,178

Property and Equipment
Property and equipment, net of accumulated depreciation of $243	12,157

Total Assets	$272,335

2007
Liabilities and Stockholders’ Equity

Current Liabilities
Accounts payable	4,245

Total Current Liabilities	4,245

Total Liabilities	4,245

Stockholders’ Equity

Common stock:
100,000,000 common shares authorized, par value $0.001 per share
20,000,000 common shares issued and outstanding	20,000
Additional paid-in capital	434,602
Deficit accumulated during the development stage	(186,512)

Total Stockholders’ Equity	268,090

Total Liabilities and Stockholders’ Equity	$272,335

See auditors’ report and accompanying notes to financial statements.

PowerVerde, Inc.
(A Development Stage Company)
Statement of Operations
For the Period From March 9, 2007 (Date of Inception) to
September 30, 2007

Revenues	$—

Expenses
Professional fees	134,397
Research and development	46,009
Other expenses	6,106

Total Expenses	186,512

Loss before income taxes	(186,512)

Provision for income taxes	—

Net Loss	$(186,512)

See auditors’ report and accompanying notes to financial statements.

PowerVerde, Inc.
(A Development Stage Company)
Statement of Changes in Stockholders’ Equity
For the Period From March 9, 2007 (Date of Inception) to
September 30, 2007

				Deficit
				Accumulated
			Additional	in the
	Common Stock		Paid-in	Development
	Shares	Amount	Capital	Stage	Total
Balance at March 9, 2007 (date of inception)	—	$—	$—	$—	$—

Common stock issued:
For services	16,000,000	$16,000	$(9,998)	$—	$6,002
For cash	4,000,000	4,000	444,600	—	$448,600

Net loss for the period	—	—	—	(186,512)	$(186,512)

Balance at September 30, 2007	20,000,000	$20,000	$434,602	$(186,512)	$268,090

See auditors’ report and accompanying notes to financial statements.

PowerVerde, Inc.
(A Development Stage Company)
Statement of Cash Flows
For the Period From March 9, 2007 (Date of Inception) to
September 30, 2007

2007
Cash Flows from Operating Activities

Net loss	$(186,512)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation expense	243
Changes in operating assets and liabilities:
Accounts payable	4,245

Cash Used in Operating Activities	(182,024)

Cash Flows From Investing Activities
Purchase of property and equipment	(12,400)

Cash Used in Financing Activities	(12,400)

Cash Flows from Financing Activities
Stock issuance	500,000
Payment of stock issuance costs	(45,398)

Cash Provided by Investing Activities	454,602

Net Increase in Cash	260,178

Cash, at Beginning of Period	—

Cash, at End of Period	$260,178

Cash Paid During the Period For

Interest	$—

Income Taxes	$—

See auditors’ report and accompanying notes to financial statements.

PowerVerde, Inc.
(A Development Stage Company)
Notes To The Financial Statements
September 30, 2007
Note 1 — Nature of Business
PowerVerde, Inc. (the Company) is a “C” Corporation organized under the Laws of Delaware with operations in Phoenix, Arizona. The Company has two principal owners who have conceived and developed the use of a power systems patent. The Company is in the development stage and it is presently undertaking research and development on a power generating system.
On June 8, 2007, the Company entered into an Accredited Investor Subscription Agreement (the Agreement) with Martinez-Ayme Securities, Inc. (the Investor) and agreed to issue 4,000,000 common shares at a price per share of $.125 with a minimum purchase price set at $25,000. As of September 30, 2007, the Company completed their private placement offering and raised $500,000 for operations from the sale of 4,000,000 shares of common stock.
On September 24, 2007, the Company entered into a second Accredited Investor Subscription Agreement (the Second Agreement) with Martinez-Ayme Securities, Inc. (the Investor) and agreed to issue 400,000 common shares at a price per share of $.50 with a minimum purchase price set at $25,000. The Second Agreement is subject to termination if the common shares are not sold by October 31, 2007.
Note 2 — Summary of Significant Accounting Policies
Basis of Accounting
The financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America.
Development Stage Company
The Company is a development stage company as defined in Statement of Financial Accounting Standards No. 7. The Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced. All losses accumulated since inception has been considered as part of the Company’s development stage activities.
Property and Equipment
Property and equipment are stated at cost, less accumulated depreciation. Depreciation is computed by the straight-line method over the estimated useful lives of the related assets. Expenditures for major renewals and settlements are capitalized. Repairs and maintenance costs are expensed as incurred.

PowerVerde, Inc.
(A Development Stage Company)
Notes To The Financial Statements
September 30, 2007
Note 2 — Summary of Significant Accounting Policies (continued)
Revenue Recognition
The Company is in the development stage and has not yet realized any revenues from its planned operations. Interest income is recorded when earned.
Income Taxes
The Company is subject to United States income taxes. Income taxes are accounted for under the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. The measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits for which future realization is uncertain.
Research and Development Costs
The Company’s research and development costs are expensed in the period in which they are incurred. Such expenditures amounted to $46,009 during the period from March 9, 2007 (date of inception) to September 30, 2007.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Stockholders’ Equity
Shares of common stock issued for other than cash have been assigned amounts equivalent to the fair value of the service or assets received in exchange.

PowerVerde, Inc.
(A Development Stage Company)
Notes To The Financial Statements
September 30, 2007
Note 3 — Property and Equipment
At September 30, 2007, property and equipment include:

	2007
		Estimated useful
		lives (in years)
Equipment	$10,900	5
Computer equipment (hardware)	1,500	3

	12,400
Accumulated depreciation	243

	$12,157

Note 4 — Concentration of Credit Risk
From time to time, the Company has cash in financial institutions in excess of federally insured limits. However, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on its cash balances. Cash exceeding federally insured limits amounted to approximately $260,000 as of September 30, 2007.
Note 5 — Income Taxes
The Company’s provision for income taxes for the period from March 9, 2007 (date of inception) to September 30, 2007 was comprised of the following:

2007
Current:
Federal	$—
State	—

Deferred:	—

Total	$—

The Company uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. During fiscal 2007, the Company incurred a net loss and, therefore, has no current tax liability. The net deferred tax asset generated by the net operating loss carryforward has been fully reserved, as future realization is uncertain.

PowerVerde, Inc.
(A Development Stage Company)
Notes To The Financial Statements
September 30, 2007
Note 5 — Income Taxes (continued)
At September 30, 2007, deferred tax assets, calculated at a tax rate of 35%, consisted of the following:

Amount
Net Operating Loss Carryforward	$65,729
Less: Valuation allowance	(65,729)

Net deferred tax asset	$—

The Company’s effective income tax rate is lower than what would be expected if the federal statutory rate were applied to loss from operations primarily because of the effect of the net operating loss carryforward.